UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 9, 2023
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

953 American Lane, 3rd Floor Schaumburg, IL (Address of principal executive offices)	60173 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02 Departure of Directors or Certain Offices; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2023, Atlas Financial Holdings, Inc. (the “Company”) granted an aggregate of 2,000,000 options (“Options”) with an exercise price of $0.05 per common share of the Company to directors and managers, including each of Scott Wollney, Paul Romano and Joseph Shugrue, the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, respectively (each such individual, a “Named Executive”). This exercise price is greater than the ten-day value weighted average price of the Company’s common shares on the date of the grant as quoted on the OTC Bulletin Board Service. The Options were granted pursuant to the Company’s 2022 Equity Incentive Plan (the “Plan”) as previously approved by shareholders, and the description set forth herein is qualified in its entirety by the terms of such Plan.

The individual Option grant for each Named Executive is as follows:

Executive	Option Grant Amount
Mr. Wollney	260,000 Shares
Mr. Romano	220,000 Shares
Mr. Shugrue	220,000 Shares

In addition to the named officers, an aggregate of 100,000 Options were granted to independent directors and an aggregate of 1,200,000 Options were granted to management employees other than the Named Executives above. The Options shall vest in four equal installments, with incremental 25% portions of the total grant becoming exercisable on each six month anniversary following the date of the Grant resulting in Options being fully vested twenty-four months following the date of the Grant. The Options will expire on the seventh anniversary of the date of the grant. Should a director or employee’s service with the Company be terminated other than for cause or voluntary resignation, any unvested Options will immediately vest. The effect of a Change of Control (as defined in the Plan) shall be as set forth in the Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS FINANCIAL HOLDINGS, INC. (Registrant)
Date: January 17, 2023	By:	/s/ Paul A. Romano
	Name:	Paul A. Romano
	Title:	Vice President and Chief Financial Officer